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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: July 10, 2003
                        (Date of earliest event reported)

                            FEDERAL-MOGUL CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Michigan
                                    --------
                 (State or other jurisdiction of incorporation)

      1-1511                                            38-0533580
      ---------                                         ----------
(Commission File Number)                    (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan                   48034
------------------------------------------------                   -----
(Address of principal executive offices)                         (Zip Code)


                                 (248) 354-7700
                                 --------------
              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     Other Events

On July 10, 2003, Federal-Mogul Corporation (the "Corporation") issued the attached press release announcing that effective as of July 11, 2003, the Corporation's Board of Directors has appointed Charles G. (Chip) McClure as Chief Executive Officer and President. Frank E. Macher will continue as Chairman of the Board.

                                  EXHIBIT INDEX

                                -----------------

99.  Press release dated July 10, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 10, 2003

                                          FEDERAL-MOGUL CORPORATION


                                          By:  /s/ David M. Sherbin
                                               --------------------------
                                               Name:  David M. Sherbin

                                               Title: Vice President, Deputy
                                                      General Counsel and
                                                      Secretary

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